UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

GPB Holdings II, LP

(Exact name of registrant as specified in its charter)

Delaware	000-56442	47-3870808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Highline Management, Inc. 33 East 33rd Street, Suite 807 New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 489-8484

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

On February 11, 2021, in Securities and Exchange Commission v. GPB Capital Holdings, LLC; Ascendant Capital, LLC; Ascendant Alternative Strategies, LLC; David Gentile; Jeffrey Schneider; and Jeffrey Lash (the “SEC Action”), the United States District Court for the Eastern District of New York (the “EDNY Court”) appointed, upon consent of the Securities and Exchange Commission (the “SEC”) and GPB Capital Holdings, LLC (“GPB CH”), Joseph T. Gardemal III as independent monitor over GPB CH (the “Monitorship”). On June 13, 2022, the SEC filed by Order to Show Cause in the SEC Action an application to (i) convert the Monitorship to a receivership, and appoint Mr. Gardemal as receiver; and (ii) impose a litigation injunction on cases filed against GPB CH and GPB Holdings II, LP (the “Partnership”), amongst others (the “Receivership Application”). The Receivership Application was filed with the EDNY Court with consent of GPB CH’s management.

On December 8, 2023, the EDNY Court entered an order that (i) the Monitorship be converted to a receivership over GPB CH and related entities (the “Receivership Entities”), including the Partnership, and (ii) a litigation injunction be entered (the “Receivership Order”). Effective the same date, the EDNY Court took exclusive jurisdiction and possession of all of the assets of the Receivership Entities, together with all proceeds thereof (collectively, the “Receivership Assets”). Mr. Gardemal (hereinafter, the “Receiver”) was appointed to serve without bond as receiver for the receivership estate of the Receivership Entities. Pursuant to the Receivership Order, the Receiver is authorized to have all powers, authorities, rights and privileges possessed by the Receivership Entities, and any officers, directors, managers, managing members, and general and limited partners of the Receivership Entities. The Receiver is appointed to administer the Receivership Assets with the care and diligence that an ordinary prudent individual would use in handling such person’s own estate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPB Holdings II, LP

Date: December 13, 2023	By:	/s/ Robert Chmiel
	Name:	Robert Chmiel
	Title:	Chief Executive Officer